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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): February 2, 2005
                               (January 28, 2005)

                            National Waterworks, Inc.
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             (Exact Name of Registrant as Specified in its Charter)

       Delaware                        333-102430                05-0532711
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(State of Incorporation)      (Commission File Number)        (I.R.S. Employer
                                                             Identification No.)

                          200 West Highway 6, Suite 620
                                Waco, Texas 76712
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               (Address of Principal Executive Offices) (Zip Code)


       Registrant's telephone number, including area code: (254) 772-5355

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02.  Departure of Directors or Principal Officers; Election of
            Directors; Appointment of Principal Officers.

     (d) On January 27, 2005, the board of directors of National Waterworks, Inc. increased the size of the board from nine members to ten members, and on January 28, 2005 elected Mr. Andrew D. Seidel to serve on the board until his successor is duly elected and qualified.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            NATIONAL WATERWORKS, INC.
                                                   (Registrant)
Date: February 2, 2005

                                            By: /s/ Philip Keipp
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                                                Name:  Philip Keipp
                                                Title: Chief Financial Officer